Cash Accumulation Trust

Liquid Assets Fund

Supplement dated December 3, 2008 to the Prospectus dated November 26, 2008

This supplement amends the prospectus of Cash Accumulation Trust (the Fund) referenced above and is in addition to any existing supplements to the Fund’s Prospectus.

The last line item in the Average Annual Total Returns table in the section entitled Evaluating Performance is hereby deleted and replaced with the following:

iMoneyNet, Inc. Prime Retail Universe Average	4.12

The third footnote under the Notes to Average Annual Returns Table under the sections entitled Evaluating Performance is hereby deleted and replaced with the following:

iMoneyNet, Inc. reports a seven-day current yield and weighted average maturity (WAM) on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average category as of December 25, 2007. The yield would be lower if it included the effects of sales charges and taxes. Source: iMoneyNet, Inc.